UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 4, 2014

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

VW Credit Leasing, Ltd.

Volkswagen Credit, Inc.

Volkswagen Auto Lease Trust 2014-A

(Exact Names of Registrants/Sponsor/Issuing Entity as Specified in their Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-185282 333-185282-05	11-365048-3 46-7259333
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive Herndon, Virginia	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Co-Registrants are filing the exhibit listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 Auto Lease Asset Backed Notes, Class A-2-A Auto Lease Asset Backed Notes, Class A-2-B Auto Lease Asset Backed Notes, Class A-3 Auto Lease Asset Backed Notes and Class A-4 Auto Lease Asset Backed Notes (the “Notes”) by Volkswagen Auto Lease Trust 2014-A described in the Prospectus Supplement dated February 4, 2014.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

5.1	Opinion of Mayer Brown LLP with respect to legality matters

5.2	Opinion of Richards, Layton & Finger, P.A. with respect to legality matters

8.1	Opinion of Mayer Brown LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Volkswagen Auto Lease/Loan Underwritten Funding, LLC, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC

By: /s/William Horwath
Name: William Horwath Title: President & Treasurer

By: /s/Kevin McDonald
Name: Kevin McDonald Title: Secretary

VW CREDIT LEASING, LTD.

By: /s/William Horwath
Name: William Horwath Title: President & Treasurer

By: /s/Kevin McDonald
Name: Kevin McDonald Title: Secretary